UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 23, 2006
                                                           -------------

                    FIRST FEDERAL BANC OF THE SOUTHWEST, INC.
                    -----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                           000-51243                  85-0453611
-----------------------------    ------------------------      --------------
(State or Other Jurisdiction)    (Commission File Number)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)


300 North Pennsylvania Avenue, Roswell, New Mexico                   88201
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (505) 622-6201
                                                     --------------

                                 Not Applicable
                                ---------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.
                  ------------

     On June 23, 2006, First Federal Banc of the Southwest, Inc. announced the declaration of a cash dividend. A copy of the press release is attached as
Exhibit 99.1 to this current report on Form 8-K.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

     (a)  Financial Statements of Businesses Acquired. Not applicable

     (b)  Pro Forma Financial Information. Not Applicable

     (c)  Shell Company Transactions. Not Applicable.

     (d)  Exhibits.

            Exhibit No.              Description
            ----------               -----------
              99.1                   Press release of First Federal Banc of  the
                                     Southwest, Inc. dated June 23, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST FEDERAL BANC OF THE SOUTHWEST, INC.



DATE:  June 23, 2006                   By:  \s\ George A. Rosenbaum, Jr.
                                            ------------------------------------
                                                George A. Rosenbaum, Jr.
                                                Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit           Description

   99.1           Press  release  of  First  Federal Banc of the Southwest, Inc.
                  dated June 23, 2006.